                                                                      EXHIBIT 21

                   SUBSIDIARIES OF DOLE FOOD COMPANY, INC.
                    ---------------------------------------

  There are no parents of the Registrant.

  Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                              PERCENT OF
                                              OUTSTANDING
                                              VOTING SECURITIES
                                              OWNED AS OF
 SUBSIDIARIES OF REGISTRANT                   JANUARY 1, 1994
 --------------------------                   -----------------
Castle & Cooke Fresh Fruit Company                  100%
  (Nevada)

  ABA Holding, Inc.                                 100%
    (New Jersey)

    Juice Bowl Products, Inc.                       100%
      (Florida)

    Looza Distribution N.V.                         100%
      (Belgium)

  Beebe Orchard Company                             100%
    (Delaware)

  Dole Citrus                                       100%
    (California)

  Dole Fresh Fruit Company                          100%
    (Nevada)

    Dole Europe Company                             100%
      (Delaware)

                                              PERCENT OF
                                              OUTSTANDING
                                              VOTING SECURITIES
                                              OWNED AS OF
 SUBSIDIARIES OF REGISTRANT                   JANUARY 1, 1994
 --------------------------                   -----------------
Castle & Cooke Fresh Fruit Company (cont'd)

       Dole Fresh Fruit Europe Ltd. & Co.           100%
         (Federal Republic of Germany)

     Dole Fresh Fruit International, Inc.           100%
       (Panama)

     Standard Fruit Company                         100%
       (Delaware)

       Cerveceria Hondurena, S.A.                    66%
         (Honduras)

       Standard Fruit Company de Costa Rica, S.A.   100%
         (Costa Rica)

  Standard Fruit and Steamship Company              100%
    (Delaware)

  Wells & Wade Fruit Company                        100%
    (Washington)

Castle & Cooke Worldwide Limited                    100%
  (Hong Kong)

  Dole Fresh Fruit International, Limited           100%
    (Liberia)

  Solvest, Ltd.                                     100%
    (Bermuda)

                                              PERCENT OF
                                              OUTSTANDING
                                              VOTING SECURITIES
                                              OWNED AS OF
 SUBSIDIARIES OF REGISTRANT                   JANUARY 1, 1994
 --------------------------                   -----------------
Castle & Cooke Worldwide Limited (cont'd)

    Standard Fruit de Honduras, S.A.                100%
      (Honduras)

    Dole Europe B.V.                                100%
      (Netherlands)

      Soleil Holding France S.A.                    100%
        (France)

          SAMICA, S.A.                              100%
            (France)

  Dole Chile, S.A.                                  100%
    (Chile)

  Dole Thailand Limited                              64%
    (Thailand)

Compania Financiera de Costa Rica, S.A.             100%
    (Costa Rica)

Dole Bakersfield, Inc.                              100%
  (California)

Dole Dried Fruit and Nut Company                    100%
  (California)

Dole Fresh Vegetables, Inc.                         100%
  (California)

  Bud Antle, Inc.                                   100%
  (California)

                                                 PERCENT OF
                                                 OUTSTANDING
                                                 VOTING SECURITIES
                                                 OWNED AS OF
SUBSIDIARIES OF REGISTRANT                       JANUARY 1, 1994
- --------------------------                       -----------------
  Dole Carrot Company                                  100%
    (California)

  Royal Packing Co.                                    100%
    (California)

Dole Japan, Ltd.                                       100%
  (Japan)

Dole Land Company, Inc.                                100%
  (Hawaii)

Dole Mega Holding Corp.                                100%
  (Hawaii)

  Mega Properties Partnership                            1%
    (a Delaware general partnership)


    Dole Mega Trust                                     99%
      (a Delaware business trust)

      Mega Properties Partnership                       99%
        (a Delaware general partnership)

Dole Philippines, Inc.                                  99%
  (Republic of the Philippines)

Earlibest Orange Association, Inc.                     100%
  (California)

S & J Ranch, Inc.                                      100%
  (California)

  Dole Nut Company                                     100%
    (California)

                                                PERCENT OF
                                                OUTSTANDING
                                                VOTING SECURITIES
                                                OWNED AS OF
SUBSIDIARIES OF REGISTRANT                      JANUARY 1, 1994
- --------------------------                      -----------------
M K Development, Inc.                                 100%
  (Hawaii)

  Lanai Resort Partners                                98%
    (a California general partnership)

Castle & Cooke Properties, Inc.                       100%
  (Hawaii)

  Castle & Cooke Homes, Inc.                           50%
    (Hawaii)

    Castle & Cooke Homes Hawaii, Inc.                 100%
      (Hawaii)

  Castle & Cooke California, Inc.                     100%
    (California)

Castle & Cooke Communities, Inc.                      100%
  (Hawaii)

  Castle & Cooke Bakersfield Holdings, Inc.           100%
    (Delaware)

  Castle & Cooke Homes, Inc.                           32%
    (Hawaii)

    Castle & Cooke Homes, Inc.                        100%
      (California)

Waialua Sugar Company, Inc.                           100%
  (Hawaii)